Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                             VA Blue Chip Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	13
Fund at a Glance	3	Statement of Operations	14
Portfolio Manager Interview	4	Statement of Changes in Net Assets	15
Financial Highlights	7	Notes to Financial Statements	16
Schedule of Investments	8

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Fund at a Glance as of June 30,  2001

“We intend to continue to focus on
companies with favorable earnings
outlooks and proven records of
executing their business plans.”

Portfolio
Management

Judith A. Warners
Tenure: April 2000

PERFORMANCE & RETURNS1

Portfolio Inception Date:	04/28/2000

6 month return	–11.62%

Average Annual Returns

1 year	–20.22%

Since Portfolio Inception	–17.91%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Blue Chip Fund1 versus a similar investment in the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Blue Chip Fund returned –11.62% for the six-month period ended June 30, 2001. During the same period, the Standard & Poor’s 500 Index, a benchmark for large company stock investing, returned –6.70%.

Portfolio
Characteristics

(as of 6/30/2001)

Total Net Assets	$11,790,243

Number of Holdings	107

P/E Ratio	25.4x

What factors affected performance during the six months?

Over the full six months, value stocks and stocks of cyclical companies enjoyed good performance. However, technology and high growth stocks staged steep but short rallies after unexpected announcements of short-term interest rate cuts by the Federal Reserve Board in both January and April. Our underweighted position in technology throughout the period hurt the fund’s relative performance because we missed those two short surges, although our more defensive stock selection was positive relative to the S&P 500. Evergreen VA Blue Chip Fund’s financial holdings were the major negative factor. Companies such as Mellon, Chubb and Comerica hurt the portfolio for the period in which the stocks were held.

The dominant economic factor during the period was the strong, interventionist stance of the Federal Reserve. Concerned about a dramatic decrease in corporate capital spending, the Fed moved to revive economic growth by lowering short-term interest rates and increasing money available for corporate financing activities. In an extraordinary series of moves, the Fed lowered rates six different times by a total of 2.75%.

Stock investors closely followed the Fed’s moves and looked for evidence that economic growth would revive. In this environment, the equity markets moved in one direction and then in another in a series of stops and starts. Performance leadership tended to rotate quickly from one industry to another, with few overriding trends in evidence.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Information Technology	18.1%

Consumer Discretionary	17.3%

Financials	16.9%

Healthcare	13.2%

Industrials	12.8%

What strategies did you pursue in this environment?

We made the most significant changes in our weightings in energy and technology.

We had been underweighted in technology since the summer of 2000 and continued to de-emphasize technology stocks at the start of the fiscal period. However, in early April we brought the technology weighting up to a neutral position relative to the S&P 500, at about 20.5% of net assets. We invested in semi-conductor stocks, which tend to do well early in new economic cycles, computer services corporations and software companies. Our most significant move in software was to rebuild the fund’s position in Microsoft. We believed that the company had most of its bad news behind it and that it should benefit

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Portfolio Manager Interview

from introduction later this year of a new Windows®-based computer operating system. We liked computer services companies such as First Data Corporation, which provides data processing to the financial services industry, because they tended to have visible streams of regularly occurring revenues, predictable growth outlooks, and were not susceptible to abrupt changes in corporate capital spending patterns.

We began 2001 with an emphasis on energy stocks, including natural gas, exploration and power generation companies. These holdings performed very well through the spring, supported by strong oil and natural gas prices and an imbalance between demand and supply. However, later in the period, supply caught up with demand and commodity prices started declining. We trimmed our energy positions in May and June, although energy still accounted for 7.0% of net assets on June 30, 2001 versus a 6.6% weighting in the S&P 500.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)

General Electric Co.	4.1%

Microsoft Corp.	3.7%

Citigroup, Inc.	2.7%

AOL Time Warner, Inc.	2.4%

Pfizer, Inc.	2.2%

Wal-Mart Stores, Inc.	2.1%

International Business Machines Corp.	2.0%

Exxon Mobil Corp.	1.6%

Tyco International, Ltd.	1.6%

American International Group, Inc.	1.5%

What investments most influenced performance, both positively and negatively?

Microsoft, which had the benefit of a favorable appeals court ruling in its antitrust case, and First Data Corporation both supported fund performance.

IBM and AOL Time-Warner also contributed. IBM has developed into a diversified technology company with a relatively stable earnings outlook. AOL Time-Warner, whose merger went through early in the period, has emerged as a diversified company with an enviable set of assets. We increased our position in the company during the period.

Disappointments included Cisco Systems, which was very volatile during the period, as well as some of our financial holdings. The fund focuses on large-company stocks, while most of the finance companies with strong performance during the period were small- and mid-cap stocks, which tended to be more sensitive to the benefits of lower short-term interest rates. Merck, the major pharmaceutical company, had disappointing earnings and proved to be a drag on fund results.

What is your outlook?

We believe investors face two big issues. The first is whether the global economy will follow the lead of the United States and fall into a slump. The second is whether American consumers will remain resilient and confident or whether they will start cutting their discretionary purchases.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Portfolio Manager Interview

With these questions, we intend to focus on companies with reliable earnings outlooks and proven records of executing their business plans. We plan to remain well diversified, with industry weightings similar to the S&P 500. The exception is in telecommunications services, an area that we have de-emphasized and that we are likely to keep underweighted.

We favor well managed consumer-oriented companies such as Jones Apparel Group, Home Depot and Ethan Allen, as well as defensive growth names, such as Tenet Health Care, a hospital management company and Cardinal Health, a pharmaceutical distribution corporation.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited	Period Ended December 31, 2000(a)

Net asset value, beginning of period	$8.95	$10.00

Income from investment operations
Net investment income	0.01	0.02
Net realized and unrealized losses on securities	(1.05)	(1.05)

Total from investment operations	(1.04)	(1.03)

Distributions from net investment income	0	(0.02)

Net asset value, end of period	$7.91	$8.95

Total return*	(11.62%)	(10.27%)
Ratios and supplemental data
Net assets, end of period (thousands)	$11,790	$8,861
Ratios to average net assets
Expenses‡	0.97%†	1.01%†
Net investment income	0.35%†	0.43%†
Portfolio turnover rate	116%	140%

(a)	For the period from April 28, 2000 (commencement of operations) to December 31, 2000.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–96.0%
CONSUMER DISCRETIONARY–17.3%
Auto Components–1.1%
Genuine Parts Co.	4,075	$128,363

Automobiles–0.8%
General Motors Corp.	1,425	91,699

Hotels, Restaurants & Leisure–1.8%
Brinker International, Inc.*	3,250	84,012
Darden Restaurants, Inc.	2,375	66,263
Starwood Hotels & Resorts	1,725	64,308

		214,583

Household Durables–0.9%
Ethan Allen Interiors, Inc.	3,200	104,000

Media–6.0%
AOL Time Warner, Inc.*	5,300	280,900
Clear Channel Communications, Inc.*	1,100	68,970
Comcast Cable Communications Corp., Class A*	1,475	64,015
McGraw-Hill Companies, Inc.	1,700	112,455
Viacom, Inc., Class B*	2,484	128,547
Walt Disney Co.	2,025	58,502

		713,389

Multi-line Retail–2.9%
Target Corp.	2,750	95,150
Wal-Mart Stores, Inc.	5,125	250,100

		345,250

Specialty Retail–3.3%
Bed Bath & Beyond, Inc.*	3,825	119,340
Best Buy Co., Inc.*	2,150	136,568
Home Depot, Inc.	2,775	129,176

		385,084

Textiles & Apparel–0.5%
Jones Apparel Group, Inc. *	1,400	60,480

CONSUMER STAPLES–3.1%
Beverages–1.9%
Anheuser Busch Companies, Inc.	2,250	92,700
PepsiCo., Inc.	3,000	132,600

		225,300

Food Products–0.4%
Kraft Foods, Inc., Class A *	1,575	48,825

Personal Products–0.8%
Colgate-Palmolive Co.	1,475	87,010

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
ENERGY–7.0%
Energy Equipment & Services–0.7%
Nabors Industries, Inc.*	775	$28,830
Weatherford International, Inc.*	1,100	52,800

		81,630

Oil & Gas–6.3%
BP Amoco Plc, ADR	2,000	99,700
Exxon Mobil Corp.	2,175	189,986
Kerr-McGee Corp.	1,425	94,435
Phillips Petroleum Co.	1,225	69,825
Royal Dutch Petroleum Co.	2,400	139,848
Texaco, Inc.	2,200	146,520

		740,314

FINANCIALS–16.9%
Banks–5.3%
Bank of America Corp.	2,725	163,582
Bank of New York Co., Inc.	3,000	144,000
FleetBoston Financial Corp.	1,675	66,079
PNC Financial Services Group	1,325	87,172
Wells Fargo & Co.	2,400	111,432
Wilmington Trust Corp.	925	57,951

		630,216

Diversified Financials–8.0%
American Express Co.	2,125	82,450
Citigroup, Inc.	6,033	318,783
Freddie Mac	2,450	171,500
Heller Financial, Inc., Class A	2,700	108,000
J.P. Morgan Chase & Co.	2,740	122,204
Merrill Lynch & Co., Inc.	1,775	105,169
Morgan Stanley Dean Witter & Co.	500	32,115

		940,221

Insurance–3.6%
Allstate Corp.	3,000	131,970
AMBAC Financial Group, Inc.	950	55,290
American General Corp.	1,125	52,256
American International Group, Inc.	2,075	178,450
Willis Group Holdings, Ltd. *	400	7,100

		425,066

HEALTH CARE–13.2%
Biotechnology–1.6%
Amgen, Inc. *	1,800	109,224
Genzyme Corp. *	1,225	74,725

		183,949

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Health Care Equipment & Supplies–2.2%
Baxter International, Inc.	2,350	$115,150
Saint Jude Medical, Inc.*	1,000	60,000
Stryker Corp.	1,500	82,275

		257,425

Health Care Providers & Services–1.6%
Cardinal Health, Inc.	1,300	89,700
Tenet Healthcare Corp. *	2,025	104,470

		194,170

Pharmaceuticals–7.8%
Abbott Laboratories	1,825	87,618
American Home Products Corp.	2,850	166,554
Bristol-Myers Squibb Co.	1,700	88,910
Johnson & Johnson Co.	2,875	143,750
Merck & Co., Inc.	1,550	99,061
Mylan Laboratories, Inc.	2,300	64,699
Pfizer, Inc.	6,587	263,809

		914,401

INDUSTRIALS–12.8%
Aerospace & Defense–0.8%
United Technologies Corp.	1,275	93,406

Commercial Services & Supplies–4.0%
Concord EFS, Inc.*	2,550	132,626
DST Systems, Inc.	800	42,160
First Data Corp.	1,625	104,406
Republic Services, Inc., Class A*	4,100	81,385
Sabre Group Holdings, Inc., Class A*	1,800	90,000
SEI Investments Co.	625	29,625

		480,202

Industrial Conglomerates–6.8%
General Electric Co.	9,825	478,969
Minnesota Mining & Manufacturing Co.	1,175	134,068
Tyco International, Ltd.	3,425	186,662

		799,699

Road & Rail–1.2%
Union Pacific Corp.	2,550	140,020

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–18.1%
Communications Equipment–2.2%
Brocade Communications Systems, Inc.*	775	$34,092
Cisco Systems, Inc.*	8,750	159,250
Nokia Corp., ADR	2,800	61,712

		255,054

Computers & Peripherals–3.4%
EMC Corp.*	1,600	46,480
International Business Machines Corp.	2,075	234,475
Lexmark International Group, Inc., Class A*	1,750	117,688

		398,643

Electronic Equipment & Instruments–0.4%
Sanmina Corp.*	2,200	51,502

IT Consulting & Services–1.5%
Affiliated Computer Services, Inc., Class A*	1,150	82,697
SunGard Data Systems, Inc.*	3,125	93,781

		176,478

Semiconductor Equipment & Products–5.0%
Altera Corp.	3,675	106,575
Applied Materials, Inc.*	1,350	66,285
Intel Corp.	3,875	113,344
Micron Technology, Inc.*	900	36,990
Novellus Systems, Inc.*	975	55,370
PMC-Sierra, Inc.*	2,250	69,907
Texas Instruments, Inc.	3,200	100,800
Xilinx, Inc.*	850	35,054

		584,325

Software–5.6%
Mercury Interactive Corp.*	650	38,935
Microsoft Corp.*	5,975	436,175
Oracle Systems Corp.*	7,575	143,925
Veritas Software Corp.*	675	44,908

		663,943

MATERIALS–2.7%
Chemicals–1.7%
Air Products & Chemicals, Inc.	2,675	122,382
Ecolab, Inc.	1,825	74,770

		197,152

Metals & Mining–0.3%
Alcoa, Inc.	875	34,475

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
MATERIALS–continued
Paper & Forest Products–0.7%
Weyerhaeuser Co.	1,625	$89,326

TELECOMMUNICATION SERVICES–2.5%
Diversified Telecommunication Services–2.5%
AT&T Corp.	4,000	88,000
AT&T Corp. - Liberty Media Corp., Class A*	3,175	55,531
Qwest Communications International, Inc.*	950	30,277
SBC Communications, Inc.	1,575	63,094
Verizon Communications	1,125	60,187

		297,089

UTILITIES–2.4%
Electric Utilities–1.8%
CMS Energy Corp.	1,475	41,079
Dominion Resources, Inc.	1,400	84,182
Pinnacle West Capital Corp.	1,800	85,320

		210,581

Water Utilities–0.6%
American Water Works, Inc.	2,300	75,831

Total Common Stocks		11,319,101

SHORT-TERM INVESTMENTS–5.7%
MUTUAL FUND SHARES–5.7%
Evergreen Select Money Market Fund ø	666,915	666,915

Total Investments–(cost $11,654,565)–101.7%		11,986,016
Other Assets and Liabilities–(1.7%)		(195,773)

Net Assets–100.0%		$11,790,243

*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.
Summary of Abbreviations
ADR	American Depository Receipt

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$11,654,565
Net unrealized gains on securities	331,451

Market value of securities	11,986,016
Receivable for securities sold	194,625
Receivable for Fund shares sold	23,119
Dividends and interest receivable	7,950

Total assets	12,211,710

Liabilities
Payable for securities purchased	411,732
Advisory fee payable	592
Due to other related parties	97
Accrued expenses and other liabilities	9,046

Total liabilities	421,467

Net assets	$11,790,243

Net assets represented by
Paid-in capital	$13,856,041
Undistributed net investment income	17,968
Accumulated net realized losses on securities	(2,415,217)
Net unrealized gains on securities	331,451

Total net assets	$11,790,243

Shares outstanding	1,490,670

Net asset value per share	$7.91

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

Investment income
Dividends (net of foreign witholding taxes of $428)	$50,912
Interest	17,136

Total investment income	68,048

Expenses
Advisory fee	31,631
Administrative services fees	5,186
Transfer agent fee	215
Trustees’ fees and expenses	100
Printing and postage expenses	2,869
Custodian fee	1,807
Professional fees	8,149
Other	418

Total expenses	50,375
Less: Expense reductions	(295)

Net expenses	50,080

Net investment income	17,968

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(1,388,237)

Net change in unrealized gains or losses on securities	143,707

Net realized and unrealized losses on securities	(1,244,530)

Net decrease in net assets resulting from operations	$(1,226,562)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Period Ended December 31, 2000 (a)

Operations
Net investment income	$17,968	$19,039
Net realized losses on securities	(1,388,237)	(1,026,980)
Net change in unrealized gains or losses on securities	143,707	187,744

Net decrease in net assets resulting from operations	(1,226,562)	(820,197)

Distributions to shareholders from
Net investment income	0	(20,841)

Capital share transactions
Proceeds from shares sold	4,465,161	10,258,934
Payment for shares redeemed	(309,190)	(568,183)
Net asset value of shares issued in reinvestment of distributions	0	11,121

Net increase in net assets resulting from capital share transactions	4,155,971	9,701,872

Total increase in net assets	2,929,409	8,860,834
Net assets
Beginning of period	8,860,834	0

End of period	$11,790,243	$8,860,834

Undistributed net investment income	$17,968	$0

Other Information:
Share increase (decrease)
Shares sold	539,409	1,048,387
Shares redeemed	(39,110)	(59,306)
Shares issued in reinvestment of distributions	0	1,290

Net increase in shares	500,299	990,371

(a)	For the period from April 28, 2000 (commencement of operations) to December 31, 2000.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Blue Chip Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.61% and declining to 0.26% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Notes to Financial Statements (Unaudited) (continued)

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $15,677,567 and $11,472,785, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $11,654,565. The gross unrealized appreciation and depreciation on securities based on that cost was $642,325 and $310,874, respectively, with a net unrealized appreciation of $331,451.

As of December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $544,381 expiring in 2008.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2000, the Fund incurred and elected to defer post October losses of $309,097.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $295 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.01%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

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Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558952 6/01